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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) April 9, 2003
                                                          -------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781              04-3510455
      --------                      ---------            ----------
(State or other jurisdiction of   (Commission            (IRS Employer
       incorporation)              File Number)         Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEMS 1, 2, 3, 4, 5, 6, 8, 10, 11 AND 12.  NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a) Financial Statements of Businesses Acquired: Not applicable

      (b) Pro Forma Financial Information: Not applicable

      (c) Exhibits

          Number            Description
          ------            -----------

          99.1              Press Release Dated April 9, 2003

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

      On April 9, 2003, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced it expected to issue its first quarter earnings release on April 23, 2003. The Company will conduct a conference call at 10:00 a.m. on April 24, 2003 to discuss first quarter results and full-year earnings projections. Instructions on how to access the call and an investor presentation that will supplement the call were contained in the press release. A copy of the Company's press release dated April 9, 2003 is attached as Exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BERKSHIRE HILLS BANCORP, INC.


Dated: April 10, 2003                     By: /s/ Wayne F. Patenaude
                                              ----------------------------------
                                              Wayne F. Patenaude
                                              Senior Vice President and
                                               Chief Financial Officer